UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2021

Bright Mountain Media, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Congress Avenue, Suite 2050, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-998-2440 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5 .02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 4, 2021, Bright Mountain Media, Inc. (the “Company”) appointed Gretchen Tibbits to our Board of Directors. Ms. Tibbits has no arrangements or understandings with any other person pursuant to which she was appointed as a director and no family relationships with any director or executive officer of the Company. Ms. Tibbits has no direct or indirect beneficial ownership in the Company’s common stock or rights to acquire common stock.

Ms. Tibbits age 53, brings with her over 25 years of experience in management, strategy and mergers & acquisitions. She currently serves as Managing Director at Progress Partners, a Boston & New York-based M&A advisory firm focused on the media, marketing, and advertising sectors. Concurrently, she serves on Arts related boards advising them on branding, digital media strategy, and fundraising initiatives.

Previously, Ms. Tibbits served in executive roles at LittleThings, Maxim Magazine, ESPN, Hearst Business Media, and American Media (now A360 Media). Ms. Tibbits holds an M.B.A. in Finance and Management from New York University, and a B.A. from the University of Virginia, for which she serves on a number of volunteer boards.

Item 7.01 Regulation FD Disclosure.

On February 4, 2021, the Company issued a press release announcing the appointment of Ms. Tibbits as a member of the Company’s Board of Directors which is attached as Exhibit 99.1 The information in Exhibit 99.1 is being furnished and such information shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934 , as amended ( the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933,as amended or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1. Press Release dated February 4, 2021, concerning the appointment of a director.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2021	Bright Mountain Media, Inc.

	By:	/s/ Edward Cabanas
Edward Cabanas, Chief Financial Officer

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